L E A S E   A G R E E M E N T
                           ---------   -----------------



         THIS LEASE AGREEMENT made and entered into this 19th day of May, 1998 by and between Carl M. Herndon, hereinafter referred to as "LANDLORD" and Jupiter Marine International, Inc., hereinafter referred to as "TENANT".

                                   WITNESSETH

         LANDLORD does this day lease unto Tenant and Tenant does hereby agree and take as Tenant on the terms and conditions as contained herein as follows:

         1. PREMISES: Landlord hereby leases to Tenant upon the terms and conditions contained herein approximately 32,140 square feet of space known as 3391 S.E. 14th Avenue, Fort Lauderdale, Florida 33316 (hereinafter referred to as the "Premises"). In the event that the terms of this Lease Agreement conflict with the terms of the Addendum to the Lease Agreement attached hereto, the terms of the Addendum will supersede the terms of the Lease Agreement; otherwise, the terms of the Addendum are incorporated by reference herein.

         2. TERM: The commencement date of this Lease is may 19, 1998 and the termination date is May 18, 2002.

         3. RENT: Tenant agrees to pay Landlord as rental for the premises the monthly rent commencing May 19, 1998 in the amount of Ten Thousand Seven Hundred Fourteen Dollars ($10,714.00) per month, plus any applicable sales tax required by governmental authorities. The rent shall be payable to the Landlord without demand in advance on or before the first day of each month during the term of this Lease at the address of Landlord as stated herein or such other address that Landlord shall designate in writing to Tenant.

                  The above rental rate shall be increased by 5% each year commencing on the anniversary date of this Agreement, May 19, 1999, 2000, 2001 and 2002, respectively.

                  In addition to the monthly rent stated above, Tenant shall pay each month, as additional rent, a sum equal to one-twelfth (1/12) of the real property taxes assessed against the Premises of the time that this Lease is in effect. This amount shall be based on the gross taxes for the most recent calendar year available.

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         4.       SECURITY DEPOSIT AND LAST MONTH'S RENT: Landlord acknow-
                  ledges receipt of a Security Deposit in the amount of Ten Thousand Dollars ($10,000.00) that Landlord shall retain as a security for the faithful performance of all the terms and conditions of this Lease. Tenant acknowledges that Landlord is not holding the last month's Rent. Landlord shall not be obligated to apply the Security Deposit on Rents or other charges in arrears, or in damages for failure to perform the terms and conditions of this Lease. Application of the Security Deposit to the arrears of rental payments or damages shall be at the sole option of the Landlord, and the right to possession of the Premises by the Landlord for non-payment of Rent or for any other reason shall not in any event be affected by the Security Deposit. The Security Deposit is to be returned to Tenant when this Lease is terminated, according to the terms of this Lease, if not otherwise applied by reason of any breach of the terms and conditions of this Lease by Tenant. Tenant expressly acknowledges that Tenant shall not have the right to apply the Security Deposit to Rent. In no event is the Security Deposit to be returned until Tenant has vacated the Premises and delivered possession to the Landlord. In the event Landlord repossess the Premises because of the default of the Tenant or because of the failure by the Tenant to carry out the terms and conditions of this Lease, Landlord may apply the Security Deposit on all damages suffered to the day of repossession and may retain the balance of the Security Deposit to apply on damages that may accrue or be suffered thereafter by reason of a default or breach of the Tenant. landlord shall not be obligated to hold the Security Deposit in a separate fund, but may mix the security deposit with other funds of the Landlord, and Landlord shall not be obligated to pay interest to Tenant on the Security Deposit.

         5. UTILITIES: Tenant shall be solely responsible for paying the cost of all electricity, telephone and other utilities provided to the leased Premises.

         6. LATE CHARGES: Tenant acknowledges that late payment by Tenant to Landlord of Rent, Tenant's share of Operating Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of Rent or other sum due from Tenant is not paid to Landlord when due, Tenant shall pay to Landlord an additional sum equal to 5% of such overdue amount as a late charge. The parties agree that this late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

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                  The late charge equaling 5% of the rent will be paid if the rent is not received within ten (10) days of its due date.

         7. USE OF PREMISES: The Premises are to be used for boat construction and for no other purposes without Landlord's consent. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purposes, nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in or upon the Premises or permit the same to be used in a manner that would impair the structural strength of or endanger any building or part of the lease Premises.

         8.       ENVIRONMENTAL MATTERS:

                  A. At any time during the term of this Lease, if Landlord believes the Premises may have been contaminated by any Hazardous Substance, and within ninety (90) days after the termination or expiration of this Lease, Landlord and its consultants shall have the right, but not the obligations, to sample, analyze, inspect and monitor the air, soil, the surface water, the ground water and any materials or substances (whether or not belonging to Tenant) in, on or about the Premises of the purpose of determining the presence of any Hazardous Substance.

                  B. Tenant shall not, without the consent of Landlord, disclose to any third party or to the public any information obtained through any environmental assessment or investigation of the Premises which is not publically known. Notwithstanding the foregoing, any such confidential information may be disclosed to a governmental agency or to the public if Tenant believes in good faith that such disclosure is required by pertinent law, and Tenant notifies Landlord in writing of its intent to disclose such confidential information within a reasonable period of time before such disclosure.

                  C. Tenant shall defend, indemnify and hold Landlord harmless from any against any and all claims, response or remediation costs, losses, damages, penalties, other costs, actions, judgments, expenses and liabilities of every kind and nature whatsoever (including, without limitation, attorneys' and consultants' fees and costs and expenses of investigation, remediation or defense) (i) which arise either directly or indirectly from Tenant's violation of any Environmental Law or (ii) which arise directly or indirectly from generation, treatment, storage, spillage, handling, disposal or release on, under or from the Premises

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                           by Tenant or any of its affiliates, agents,
                           contractors, employees, or invitees of any Hazardous Substance.

                  D. Tenant warrants, represents and covenants that it shall, at all times and at its own expense:

                           (i)      comply promptly with all applicable
                                    Environmental Laws;

                           (ii) immediately notify Landlord of any notice of violation, noncompliance or other written communication by any governmental authority or others of any violation of any Environmental Laws;

                           (iii) immediately inform Landlord if Tenant becomes aware of or causes a release of Hazardous Substance on the Premises or anywhere in the vicinity of the foregoing;

                           (iv) cause to be performed and provide a written report as to the results thereof to be delivered to Landlord within ninety (90) days of written request of Landlord an environmental and contamination study of the Premises performed by a reputable licensed and environmental reporting form reasonably acceptable by Landlord, which includes the sampling, analyzing and inspection of the air, soil, surface water, ground water, and any materials or substances in, on or about the Premises for the purpose of determining the presence of any Hazardous Substance.

                           (v) If any assessment confirms the existence of any contamination from Hazardous Substances on, under or about the Premises caused by Tenant's use of or activities in the Premises, Tenant shall be responsible for
                                    (i) the removal of any such Hazardous
                                    Substance from the Premises or any adjoining property if such Hazardous Substance migrated to any adjoining property; (ii) the disposal of the same strictly in accordance with applicable law; and (iii) any remediation work on the Premises which shall be done in compliance with existing standards of Environmental Laws, or in the event there are no such standards for any particular contaminant, then the Premises shall be free of any Hazardous Substance to a standard of background levels of contamination, meaning the level of contaminant naturally occurring in or under the air, soil, surface water or ground water, which presents no significant environmental or health risks.


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         9.       ALTERNATIONS AND ADDITIONS Tenant shall not install any signs, building or trade fixtures or improvements to the Premises without the express prior written consent of Landlord, not to be unreasonably withheld or delayed. Tenant shall keep the Premises and the property on which the Premises are situated free from any and all liens and encumbrances arising out of any work performed, materials furnished or obligations incurred by or on behalf of tenant.

                  Upon termination of this lease, Tenant shall remove all signs, building or trade fixtures, furniture and furnishings and repair any damage caused by the installation or removal of such signs, trade fixtures, furniture and furnishings and leave the Premises in as good condition as they were in at the time of the commencement of this Lease excepting for reasonable wear and tear. Unless otherwise agreed in writing by the parties, all improvements and fixtures shall remain the property of the Landlord.

         10. RESTRICTION AGAINST CONSTRUCTION LIENS: Neither Tenant nor anyone claiming by, through or under Tenant, shall have any right to file or place any lien of any kind or character whatsoever on the property and notice is hereby given that no contractor, subcontractor, or anyone else that may furnish any material, service or labor to the property at any time shall be or become entitled to any lien thereon whatsoever. For the further security of Landlord, Tenant shall give actual notice of this restriction in advance to any and all contractors, subcontractors, or other persons, firms or corporations that may furnish any such material, service or labor. Landlord shall have the right to record a notice of this provision the Public Records of the County in which the Premises are located.

                  If such lien is filed against Landlord's interest on the property, Tenant shall cause such lien to be released of record or bonded within ten (10) days of Tenant's knowledge of such lien.

         11. REPAIRS AND MAINTENANCE: Tenant hereby agrees and acknowledges that all maintenance and repair of the leased Premises is the responsibility and obligation of the Tenant. The Tenant hereby agrees that the Tenant shall maintain the Premises on a regular basis and shall repair the Premises immediately upon determining that repair is necessary. The Tenant shall return the Premises to Landlord at the expiration of termination of the lease term in the same or better condition as existed prior to the Tenant taking possession. The failure to adequately maintain and repair the Premises may be deemed a default of this Lease at the Landlord's option. It is understood, though, that the Landlord is responsible to maintain the structural integrity of the foundation, floors, walls and rood, unless an act or omission of the Tenant caused or contributed to the damage.


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         12.      INSURANCE: Tenant shall at all times during the term of this
                  Lease, and at its sole cost and expense , maintain workers compensation insurance for its employees and agents; and shall, in addition, maintain comprehensive general liability insurance against liability for bodily injury and property damage with liability limits as set forth below; such general liability insurance naming Landlord and its employees, agents and assignees as additional insured. The above-mentioned comprehensive general liability insurance shall be in the amount of not less than $1,000,000.00 per occurrence and not less that $1,000,000.00 in the aggregate. In no event shall the limits of said policy or policies be considered as limiting the liability of Tenant under this Lease.

         13. LIMITATION OF LIABILITY AND INDEMNITY: Tenant agrees to save and hold Landlord harmless and indemnify Landlord against all liabilities, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation) by reason of injury to person or property, from whatever cause, while in or on the lease Premises, with the improvements or personal property therein, including any liability for injury to person or property of Tenant, its agents or employees or third party persons except for damages resulting from the act or omissions of Landlord or its authorized representatives.

                  Further, Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property, nor for any injury to any person from any cause except for damage or injury to any person from any cause except for damage resulting from the acts or omissions of Landlord or its authorized representatives.

         14. ASSIGNMENT AND SUBLETTING: Tenant shall not either voluntarily, or by operation of law assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld or delayed. Tenant shall give Landlord at least thirty (30) days written notice of its desire to assign or sublet all or some of the Premises. Any such assignment, sublease or the like which is approved by the Landlord must be pursuant to a written agreement in a form acceptable to the Landlord. Each permitted assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Rent and for the due performance of and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with for the term of this Lease.

         15. SUBROGATION: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other from any loss insured by fire,

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                  extended coverage and other property insurance policies
                  existing for the benefit of the respective parties. Each party shall endeavor to obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

         16. SUBORDINATION: Provided Tenant is given a non disturbance agreement in reasonable form, Tenant shall, upon request of the Landlord, execute any instrument necessary or desirable to subordinate this Lease and all its rights contained hereunder to any and all encumbrances now or hereafter in force against the Lot and Project of which the Premises are a part. In the event of any proceedings are brought for foreclosure or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure of sale and recognize such purchaser as the Landlord under this Lease.

         17. RIGHT OF ENTRY: Tenant grants to Landlord or its agents the right to enter the Premises at all reasonable times for purposes of inspection, repair or alteration and showing the Premises to prospective tenants or owners of the Premises or Project. Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes and Landlord shall also have the right to place "for rent" and/or "for sale" signs on the outside of the Premises. Landlord shall have no liability in connection with the exercise of its rights in this paragraph provided it complies with the following: (i) except in case of emergency, Landlord's right of entry will be coordinated in advance with Tenant and scheduled at a mutually convenient time that will minimize to the greatest extent possible, interference with Tenant's business; (ii) Tenant reserves the right to maintain secured areas for storage of records and documents for which Landlord will not be given a passkey or combination. Entry for showing the Premises to prospective new tenants shall be permitted at all times during the Lease terms.

         18. ESTOPPEL CERTIFICATE: Tenant shall execute and deliver to Landlord, upon not less than ten (10) days prior written notice, a statement in writing certifying that this Lease is un-modified and in full force and effect (of, if modified stating the nature of such modification) and the date to which the Rent (other charges are paid in advance, if any), and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in the Landlord's

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                  performance, and (iii) not more than one month's rent has been paid in advance.

         19. TENANT'S DEFAULT: The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                  A. The vacation or abandonment of the Premises by the Tenant; except that Tenant will not be in default if it gives Landlord advance notice of its intention to vacate the Premises and remains current in its other obligations under this Lease.

                  B. The failure by Tenant to make payment of Rent or any other payment required hereunder for a period of seven (7) days after written notice demanding payment. This clause shall not be deemed a modification of Paragraph 8.

                  C. The failure of Tenant to observe, perform or comply with any of the conditions or provisions of this Lease for a period, unless otherwise noted herein, within ten (10) days after written notice of such default or if such default cannot be cured within that time, then such additional time as may be necessary, if within such ten (10) days, the Tenant has commenced and is diligently pursuing the remedies necessary to cure such default, in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

         20. REMEDIES FOR TENANT'S DEFAULT: In the event of Tenant's default or breach of the Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry following abandonment of the Premises by Tenant and Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned, in which case Landlord may dispose of all such personal property in any manner Landlord shall deem property and is hereby relieved of all liability for doing so.

                  If Tenant breaches this Lease and abandons the Premises before the end of the term, or if Tenant's right to possession is terminated by Landlord because of a breach of the Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not restricted to, the worth at the time of the award of the amount by which the Rent then unpaid hereunder for the balance of the Lease term after the time of award exceeds the amount of such loss of Rent for the same period which

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                  the Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior tot eh award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure perform his obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as the Landlord does not terminate Tenant's right of possession, and until such termination, Landlord may enforce all his rights and remedies under this Lease. Landlord may declare all of the installments of rent for the whole term of this Lease to be immediately due and payable at once without further demand, in which event all sums payable to the Landlord shall bear interest from the date of default at the highest rate permitted by law. The foregoing remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law or equity, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. The waiver of Landlord of any breach of any term of this Lease shall not be deemed a waiver of such term or of any subsequent breach thereof.

         21. SURRENDER OF PREMISES: Upon termination of the Lease or expiration for the term hereof, if Tenant retains possession of the Premises without Landlord's written consent first had and obtained, then Tenant's possession shall be deemed a tenancy at sufferance, and the Landlord may bring an action for possession or detainer at any time thereafter. If Tenant holds possession of the Premises after the term of this Lease without Landlord's consent, Tenant shall become a Tenant from month to month at the base rent, as provided by Florida law, payable in advance on or before the first day of each month. All options, if any, granted under the terms of this Lease shall be deemed terminated and be of no effect during said month to month tenancy, and the tenancy may thereafter be terminated as provided by Florida law. By signing this Lease Agreement the Tenant agrees that upon surrender or abandonment, as defined by the Florida Statutes, the Landlord shall not be liable or responsible for storage or disposition of the Tenant's personal property.

         22. LANDLORD'S DEFAULT: Tenant agrees to give any Mortgage and/or Trust Deed Holders, of whose existence Tenant has been previously notified by Registered Mail, a copy of any Notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgage and/or Trust Deed Holders. Such Mortgage and/or Trust Deed Holders shall have an additional ten (10) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if within such ten (10) days, the Tenant has commenced and is diligently pursuing the remedies necessary to cure

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                  such default, in which event this Lease shall not be
                  terminated while such remedies are being so diligently pursued.

         23. SALE OR TRANSFER OF PREMISES: In the event of any transfer of title of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such transfer of title; and the transferee shall be deemed without any further agreement between the parties or their successors in interest or between the parties and any such transferee, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

         24. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord on any by Tenant shall impair such a right of remedy or be construed as a waiver.

                  The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment of the particular rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach.

                  No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease.

         25. CASUALTY DAMAGE: If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Premises shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Premises shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall within ninety (90) days after the date of such damage commence to repair and restore the Premises and shall proceed with reasonable diligence to restore the Premises (except that Landlord shall not

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                  be responsible for delays outside its control) to
                  substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of Tenant's furniture, furnishings ro fixtures and equipment removable by Tenant under the provisions of this Lease, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Project are damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the Rent shall not be diminished during the repair of such damages and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Premises caused thereby to the extent such costs and expense is not covered by insurance proceeds. Notwithstanding anything herein to the contrary, Tenant shall be entitled to cancel this Lease in the event that Tenant's business is interrupted for more than sixty (60) days following such casualty unless the damage was caused by Tenant's negligence.

         26.      GENERAL PROVISIONS:

                  A. Riders and Addendums. Riders and Addendums, if any, signed by the Landlord and Tenant and endorsed and/or affixed to this Lease are a part hereof.

                  AA. Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

                  B. Landlord shall ensure that the Premises shall be usable by Tenant, and both Tenant and its invitees shall have access to the Premises 24 hours per day, 365 days per year.

                  C. Successors and Assigns. The covenants and conditions herein contained apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto. (Any assignment of this Lease by Tenant is subject to the provisions of Paragraph 14).

                  D. Recordation. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

                  E. No judgment shall be taken against any partner, subsidiary, officer, shareholder, director, employee, sister corporation or agent of Landlord and no writ of execution shall be levied against the assets of any partner, subsidiary, officer, shareholder, director, employee, sister corporation or agent of Landlord. Any liability of Landlord shall be limited to Landlord's interest in the Project.

                  F. Choice of Law. This Lease shall be governed by and construed pursuant to the laws of the State in which the Premises are located.

                  G. Attorneys' fees. Notwithstanding the indemnity, hold harmless and duty to defend provisions hereunder, in the event any legal action is brought to enforce or interpret the provisions of this Lease, the prevailing party therein shall be entitled to recover all costs and expenses including reasonable attorneys' fees.

         H. Notices. All notices, demands, consents or approvals which may be given by either party to the other shall delivered either personally or by certified mail, return receipt requested, and addressed to Landlord at and to Tenant at the leased Premises respectively, or at such other address as the parties may from time to time designate. Notices sent by mail shall be deemed to have been given when properly mailed and the postmark affixed by the United States Post Office shall be conclusive evidence of the date of mailing.
                  notice by facsimile is not notice.

         I. Partial Invalidity; Severability; Construction. If any term or provision of this Lease shall to any extent be held to be in valid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         J. Corporate Resolution. If Tenant is a corporation, Tenant shall deliver to Landlord, upon execution of this Lease, a certified copy of a resolution of its board of directors authorizing the execution of this Lease and naming the officers who are authorized to execute this Lease on behalf of the corporation.

         K. Captions. The captions or headings in this Lease are inserted only as a matter of convenience and for reference, and they in no way define, limit or describe the scope of this Lease or the intent of any provision thereof.

         L. Brokers's Commissions. Tenant represents to Landlord that it is not obligated to any broker, finder of real estate or financing agent in connection with this Lease unless specified herein and Tenant agrees to defend, indemnify and hold harmless Landlord from any claim, suit, liability or demand made upon Landlord by any other person, firm or corporation for brokerage or finder's fees or commissions or other similar compensation with respect to this Lease or any sublease on the Premises; only, however, if Tenant has dealt with such person, firm or corporation. This provision shall survive termination of the Lease.

         M. Counterparts. This Lease may be executed in counterparts, each of which may be deemed an original but all of which together shall constitute one and the same instrument.

         N. Sole Agreement. This Lease contains all of the agreements of the parties hereto with respect to the lease transaction, and no prior agreements, oral or written, or representations of any nature whatsoever pertaining to any such matters shall be effective for any purpose unless specifically incorporated in writing. This Lease may only be modified in writing with the same formalities as are shown by the execution of this Lease.

         O. No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

         P. Modification for Lender. If, in connection with obtaining financing for the Building of which the Premises are a part, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest thereby created.

         Q. Compliance with Law. Tenant shall, at Tenant's expense, comply promptly with all present and future applicable statutes, ordinances, rules, regulations, orders, permits, covenants and restrictions of record, and any other requirements of any federal, state or local authority in effect during the term of any part of the term hereof, regulating the use or condition of the Premises, including, but not limited to, environmental matters and employee health and safety. Tenant shall not use nor permit the use of the Premises in any unlawful or dangerous manner or in any manner that will tend to create waste or a nuisance.

         R. Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may represent health risks to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county or public health unit.

         S. Joint and Several Obligations. If more than one person or entity is Tenant, the obligations imposed on that party shall be joint and several. If Tenant is a partnership, the obligations of each general partner shall be joint and several.

         T. Light, Air, View. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Premises shall in no way affect this Lease or impose any liability on Landlord.

         U. No Offer. The submission of this document for examination and discussion dies not constitute an offer to lease, or a reservation of, or portion for, the Premises. This document will become effective and binding only upon execution and delivery by Landlord to Tenant.

         V. Vacating Premises. Upon vacating the Premises, Tenant will be responsible for removing all fiberglass and boat building residue that may exist and return Premises in the same condition as received.

         W. Exhibits. The exhibit(s) and addendum(s), if any, specified herein are attached to this Lease and by reference are incorporated herein.

         X. Indemnification. All indemnification, hold harmless and duty to defend provisions hereunder shall survive termination of this Lease.

         Y. Subordination. In the event Tenant shall finance any new equipment to be placed in the leased Premises, and Tenant's Lender shall require a subordination of Landlord's interest in same, Landlord agrees not to unreasonably withhold such subordination.

         Z. Ambiguities. The normal rule of construction to the effect that ambiguities in an agreement are construed against the drafting party shall not apply to this Lease.

         IN WITNESS WHEREOF, this Lease is executed on the date and year first-above written.

                                            TENANT


                                            JUPITER MARINE INTERNATIONAL, INC.


_______________________________             By: _____________________________
WITNESS

-------------------------------
WITNESS
                                            LANDLORD


_______________________________             By: _____________________________
WITNESS                                           CARL M. HERNDON

_______________________________
WITNESS

                           ADDENDUM TO LEASE AGREEMENT
                            BETWEEN CARL HERNDON AND
                       JUPITER MARINE INTERNATIONAL, INC.


         Unless otherwise indicated, the paragraph numbers in this Addendum shall correspondence to the paragraph numbers in the Lease Agreement itself.

         3. RENT. Notwithstanding anything to the contrary contained in the Lease Agreement, Tenant shall not be obligated to pay Landlord rental payments for the first four (4) months as contemplated in the Lease Agreement is ("Waiver"). In consideration for the Waiver, Tenant shall be obligated to invest $40,000 in leasehold improvements in the Premises. Landlord represents and warrants that such leasehold improvements will place the premises in a condition which will allow Tenant to operate its business efficiently for a period of 30 days after the boat building operations commence (the "Thirty Day Period"). In the event the Tenant becomes obligated to make additional leasehold improvements within the Thirty Day Period, such additional amounts shall be reduced from subsequent monthly rental payments to Landlord from Tenant.

         4. SECURITY DEPOSIT AND LAST MONTH'S RENT. Landlord and Tenant agree that a security deposit equal to the amount of one (1) month's rent shall be collectible by the Landlord from the Tenant at any time beginning six (6) months from the date hereof after the payment of such security deposit is approved by the board of directors of the Tenant.

         8. ENVIRONMENTAL MATTERS. Notwithstanding anything to the contrary in the Lease Agreement, Tenant shall not be obligated to defend, indemnify or hold harmless or be responsible in any way for any environmental matters or damage on or to the Premises which was caused prior to the date the Tenant assumes occupancy of the Premises. Landlord shall indemnify or hold harmless or be responsible in any way for any environmental matters or damage on or to the Premises which was caused prior to the date the Tenant assumes occupancy of the Premises.

         8.5 LANDLORDS REPRESENTATIONS AND WARRANTIES. Landlord represents and warrants to Tenant: (i) that the Landlord has the power and authority to enter into the Lease Agreement and that when executed by the parties, the Lease Agreement will be a valid and binding obligation on the Landlord; (ii) that the Premises is not in violation of any law, rule or regulation (including environmental laws, rules or regulations) that relates to the Premises or the contemplated uses thereof nor is Landlord aware of any such conditions which could result in such a violation; (iii) that there is no litigation, including Bankruptcy proceedings against Landlord, relating to, or affecting, the Premises. Landlord further represents and warrants that it has complied with the terms of any mortgage or note secured by the Premises and that Landlord shall continue to do so throughout the terms of this Lease Agreement or any renewal period. Landlord agrees to indemnify and hold harmless Tenant for any damage or loss suffered by Tenant or its employees as a result of the condition of the Premises or Landlord's negligent maintenance of the Premises.

         23. SALE OR TRANSFER OF PREMISES. Notwithstanding anything to the contrary contained herein, in the event of any transfer of title of the Premises, Landlord will remain responsible to Tenant for the security deposit as set forth in paragraph 4 hereof.

LANDLORD:


---------------------
Carl Herndon


TENANT:


By:
------------------------------
Thomas Weaver, Chief Financial Officer of Jupiter
Marine International, Inc.


Date
-----------------